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                                                                 EXHIBIT 10.7(b)

                                 PROMISSORY NOTE


$42,266,267.61                                                   August 13, 1999

         FOR VALUE RECEIVED, EAST COAST POWER L.L.C., a Delaware limited liability company ("East Coast"), hereby promises to pay to the order of EL PASO ENERGY CORPORATION or its designees ("Lender"), at New York, New York, or such other location as Lender may hereafter specify, the principal sum of the principal amount of the lesser of (a) $42,266,267.61 or (b) the aggregate unpaid principal amount of all Loans made pursuant to that certain Credit Agreement, as defined below, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest at such location, in like money and funds, at the rates per annum and on the dates provided in the Credit Agreement.

         In addition to and cumulative of any payments required to be made against this Note pursuant to the Credit Agreement, this Note, including all principal and accrued interest then unpaid, shall be due and payable, unless otherwise specified in the Credit Agreement, on the Final Maturity Date. All payments shall be applied in the manner set forth in the Credit Agreement.

         East Coast may prepay, in whole or in part, this Note as provided in the Credit Agreement.

         This Note is one of the Notes referred to in that certain Amended and Restated Credit Support Agreement dated August 13, 1999 (such Agreement as the same may be amended or supplemented from time to time in accordance with its terms, the "Credit Agreement") among East Coast, Enron Corp. and the Lenders signatory thereto, and evidences the obligations of East Coast thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

         Lender is hereby authorized by East Coast to endorse on Schedule A (or a continuation thereof) attached to this Note, the date and amount of such Lender's Lender Participation Percentage of (i) each Advance, (ii) each payment of principal or interest, and (iii) each increase or reduction in the Commitment with respect to such Note, which record shall constitute prima facie evidence of the accuracy of the information endorsed; provided that any failure by Lender to make any such endorsement shall not affect the obligations of East Coast under the Credit Agreement or under this Note.

         This Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for therein. All of the terms of the Credit Agreement, including without limitation, the usury savings provisions thereof, are incorporated herein by this reference. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of this Note upon the terms and conditions specified therein and other provisions relevant to this Note.


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         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
LAWS OF THE STATE OF NEW YORK.

                                             EAST COAST POWER L.L.C.

                                                 By: /s/ J.M. BOLLINGER
                                                    ----------------------------
                                                 Name:   J.M. Bollinger
                                                      --------------------------
                                                 Title:  President
                                                       -------------------------



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                                   SCHEDULE A


                 Principal                            Date of
                 Amount of                           Payment or      Amount Paid        Balance
 Date Made         Note            Interest Rate     Prepayment      or Prepaid       Outstanding
 ---------         ----            -------------     ----------      -----------      -----------

               $-----------
               ------------